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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): July 10, 2001


                        THE PREMCOR REFINING GROUP INC.
             (Exact name of registrant as specified in its charter)


                        Commission file number: 1-11392



                     Delaware                         43-1491230
           (State or other jurisdiction            (I.R.S. Employer
         of incorporation or organization)        Identification No.)


                8182 Maryland Avenue                   63105-3721
                St. Louis, Missouri                    (Zip Code)
      (Address of principal executive offices)


       Registrant's telephone number, including area code: (314) 854-9696



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                        Exhibit Index begins on page 4
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Item 5.  Other Events.

   On July 10, 2001, The Premcor Refining Group Inc. and the Paper, Allied-Industrial, Chemical and Energy International Union agreed to the terms of a three-year extension of the collective bargaining agreement at the Company's Port Arthur and Lima refineries. The covered employees at these two refineries have ratified the agreements, which will expire in 2005.

   On July 11, 2001, The Premcor Refining Group Inc. announced that it had reached a settlement with the U.S. Environmental Protection Agency and the state of Illinois for alleged civil violations at its Hartford, Ill. refinery. A copy of The Premcor Refining Group Inc.'s press release making such announcement is attached hereto and incorporated herein by reference in its entirety.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

   (c) The following Exhibit is filed with this Current Report on Form 8-K:

       Exhibit No.       Description
       -----------       -----------

       99                Press Release dated as of July 12, 2001



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                        Exhibit Index begins on page 4.
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SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      THE PREMCOR REFINING GROUP INC.
                                               (Registrant)



                                       /s/  Dennis R. Eichholz
                                       ----------------------------------------
                                       Dennis R. Eichholz
                                       Senior Vice President-Finance and
                                       Controller (Principal Accounting Officer)



July 12, 2001


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                        Exhibit Index begins on page 4.
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.      Description
-----------      -----------

99               Press Release dated as of July 12, 2001


                               Page 4 of 4 pages.